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                                                                   Exhibit 10.27

                                  AMENDMENT #1
                 TO GEOWORKS-MELCO TECHNOLOGY LICENSE AGREEMENT


This Amendment #1 to the Geoworks-MELCO Technology License Agreement concluded on November 12, 1997, is made and effective the 25th day of March, 1999 ("EFFECTIVE DATE") by and between Geoworks Corporation, a Delaware corporation whose principal address is 960 Atlantic Avenue, Alameda, California 94501 USA ("GEOWORKS"), and Mitsubishi Electric Corporation, a corporation duly organized and existing under the laws of Japan, having its principal office at 2-2-3, Marunouchi, Chiyoda-ku, Tokyo 100-8310, Japan ("MELCO").

WHEREAS


(A) MELCO is a developer, manufacturer and distributor of computer and consumer electronics equipment, radio communication equipment and wireless and circuit-switched handset equipment.

(B) Geoworks is a developer, manufacturer, distributor, and publisher of computer software technologies.

(C) Geoworks now wishes to grant to MELCO ### so that MELCO can undertake independent development of certain devices based upon the Geoworks software.

(D) Geoworks and MELCO now wish to amend certain financial, licensing and other terms of their agreement.





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1. TECHNOLOGY LICENSE AGREEMENT

        The Parties agree that all the terms and conditions of the Technology License Agreement signed on November 12, 1997 (hereafter "Agreement"), including the definitions of terms and expressions in said Agreement, shall remain in full force and effect with the exception to those terms and conditions amended or added herein. The Parties agree to amend the following accordingly numbered sections of the Agreement to the following effect:

1.1     Exhibits

        Exhibits A-1, A-2, etc.

        Sub-Section (3) of Exhibits A-1, A-2 etc. in Section 1.1 is hereby deleted in its entirety.

1.3     Entire Agreement

        Section 1.3 is hereby amended as follows:

        "Entire Agreement

        This Amendment #1 to the Technology License Agreement signed on November 12, 1997, the Technology License Agreement and the Exhibits to these documents state the entire agreement between the Parties and supersede all prior communications, written or oral, between the Parties regarding this subject matter. No terms in any purchase order or other forms shall apply, even if such purchase order or other forms are accepted by either Party. No amendment or modification of the Agreement or this Amendment may be made except by an instrument in writing signed by both Parties."

2. DEFINITIONS

2.4     Licensed Technology

        Section 2.4 is hereby amended as follows:
        ###

2.6     Product

        Section 2.6 is hereby amended as follows: "(i) a MELCO product as defined in Exhibit A-1, (ii) products developed by MELCO or its Affiliates for projects involving



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        ###


2.10    Territory

        Section 2.10 is hereby amended as follows:
        ###

2.12    Derivative Works

        A new section 2.12 is hereby added to the Agreement as follows:

        "2.12 Derivative Works
        works which are based upon one or more pre-existing works, such as revisions, modifications, translations, abridgments, condensations, expansions, collections, compilations or any other form(s) in which such pre-existing works may be recast, transformed or adapted, and which, in the absence of this Agreement or other authorization by the owner of the pre-existing work, would constitute copyright infringement of the pre-existing work."

2.13    Intellectual Property Rights

A       new section 2.13 is hereby added to the Agreement as follows:

        "2.13 Intellectual Property Rights
        ### arising under statutory or common law, including (i) patents; (ii) design patents; (iii) rights associated with works of authorship including copyrights, copyright registrations and copyright applications; (iv) rights relating to the protection of trade secrets and confidential information; (v) and divisions, continuations, renewals, reissues and extensions of the foregoing (as and to the extent applicable) now existing, hereafter filed, issued or acquired."

3. GRANT OF LICENSES

        The first paragraph of Section 3 is hereby amended as follows: "Subject to all the terms and conditions herein, Geoworks hereby grants to MELCO and its Affiliates, under and to the extent of Geoworks' or Geoworks' licensors' Intellectual Property Rights, the following:"

3.1     Distribution



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        Section 3.1 is hereby amended by adding the words, "use, copy and"
        before the word, "distribute" on the second (2nd) line.

3.2     Reproduction

        Section 3.2 is hereby deleted in its entirety.

3.3     Internal Use

        Section 3.3 is hereby deleted in its entirety.

3.4     Trademarks

        Section 3.4 is hereby deleted in its entirety.

3.5     Private Labeling

        Section 3.5(a) is hereby amended as follows:
        "Manufacturing: all such Private Labeled Product units must be manufactured by MELCO, its Affiliates or a subcontractor of MELCO or its Affiliates; and "

3.6     No Implied Licenses

        Section 3.6 is hereby amended by replacing the words "Except as expressly provided above" in the third line with the words, "Except as expressly provided hereunder" and by replacing the words "in accordance with" in the last sentence of this Section 3.6 with the words, "permitted by".

3.7     Modifications

        ###

3.8     ###

        Section 3.8 is hereby added to the Agreement as follows:

        ### as follows:"

3.8.1   ###

        ###



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3.8.2   Development Rights:

        subject to Exhibit F, a non-exclusive, non-transferable license to use, copy, prepare Derivative Works, modify or, pursuant to the terms of this Agreement have a subcontractor use, copy, prepare Derivative Works or modify, ###

3.8.3   Object Code Distribution:

        a non-exclusive, non-transferable license to distribute, make, use, sell, lend, import, dispose or exhibit including the license to have distributed, made, used, sold, lent, imported, disposed or exhibited object code versions of the Embedded Licensed Technology in Products in the Territory, in accordance with Section 3 of the Agreement. Unless otherwise expressly provided herein, MELCO and its Affiliates shall have
        ###.

3.8.4   No Sublicense

        MELCO and its Affiliates may not sublicense, assign, or otherwise transfer ### rights set forth in this Amendment #1 unless otherwise agreed by the Parties in writing.

4. PROPRIETARY RIGHTS

4.5     Geoworks' Retained Rights

        Section 4.5 is hereby amended by capitalizing the phrase Intellectual Property Rights in the second line.

4.6     MELCO Modifications

        Section 4.6 of the Agreement is hereby amended by modifying the first sentence as follows: "MELCO shall own all rights, title and interests to modifications ### made by MELCO as Derivative Works", and the rest of this Section shall remain unchanged.

4.8     Representation

        Section 4.8 is hereby added to this Agreement as follows:

        "4.8 Representation
        "Geoworks represents and warrants ###



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        except the Third Party Technology, it represents it has the right to sublicense the Third Party Technology defined in Exhibit E, that it has the power and right to enter into this Agreement and that it has the right to grant the licenses set forth herein."

5. DELIVERY OF THE LICENSED TECHNOLOGY AND ACCEPTANCE

The following section is hereby added to the Agreement as follows:


5.11    ###

        ###

6.      ###

        ###

7. PAYMENTS

7.1     Royalty Prepayments and Payments

        Section 7.1 is hereby amended as follows:

        "7.1 One-Time Payment

        MELCO agrees to pay to Geoworks the sum ### for the rights granted in Sections 3.1-3.7 of the Agreement, including the distribution of the Embedded Licensed Technology in object code form with Products except Other Products pursuant to the terms of the Agreement as amended herein in lieu of paying Geoworks royalties based upon Product Shipment. Geoworks shall credit MELCO with all fees previously paid to Geoworks by MELCO as prepaid royalties under the original Section 2.1 of Exhibit A-1 toward such paid-up license fee and MELCO shall continue paying Geoworks the remaining quarterly installments ### pursuant to Section 2.1 of Exhibit A-1 until such ### is paid in full. As a result of such ### fee, MELCO shall have no obligation to pay any royalty including royalty per Product Shipment in the future, except for royalties due pursuant to
        Section 7.12 herein. ### fee shall not constitute an advance and, except as otherwise stated, shall not be credited towards royalties, development fees or other payments owed by MELCO to Geoworks under the Agreement."

7.6     Records



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        Section 7.6 is hereby amended by inserting the words, "for Other
        Products" after the word, "royalties" on the second (2nd) line.

7.7     Reports

        Section 7.7(a) regarding royalty reports is hereby amended by changing the word "Product" on the third (3rd) line to "Other Products".

        Section 7.7(b) is hereby amended by capitalizing the phrase

        Intellectual Property Rights on the fourth (4th) line.

7.8     Audit

        Section 7.8 is hereby amended by inserting the word "Other" before the word "Product" on the third (3rd) line.

7.9     Third Party Manufacturers

        Section 7.9 is hereby deleted in its entirety.

7.10    ###

        Section 7.10 is hereby added to the Agreement as follows:

        "Within forty-five (45) days after the date of MELCO's receipt of the invoice referenced in Section 5.11 and the components set forth in ### and the installation and compilation of the V243 ###, MELCO shall pay to Geoworks ### in consideration for ### .

        Upon completion of Phase 2 of the General Training Session set forth in Exhibit G, ### shall become nonrefundable, and upon completion of Phase 2 of the High Level Training Series ### shall become nonrefundable.

        If within five (5) years after the execution of this Amendment #1, Geoworks ###. MELCO shall have the right to have an independent third-party representative of MELCO, reasonably acceptable to Geoworks, upon reasonable notice and during Geoworks' normal business hours, conduct an audit to verify Geoworks' compliance with this provision of the Agreement."

7.11    Fees for Training



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        Section 7.11 is hereby added to the Agreement as follows:

        "MELCO shall pay ### for the training set forth in Exhibit G, in which Geoworks will invoice MELCO on a monthly basis. MELCO will thereafter pay Geoworks the amount due on the invoice within forty-five (45) days after the date of the invoice."

7.12    Royalty Payment for Other Products

        Section 7.12 is hereby added to the Agreement as follows:

        "Before MELCO distributes object code versions of the Embedded Licensed Technology in Other Products in the Territory in accordance with Section 3.8.3, MELCO and Geoworks will negotiate a royalty to be paid to Geoworks by MELCO for Product Shipments of Other Products."

8.      MANUFACTURING RESPONSIBILITIES

        Section 8 is hereby deleted in its entirety.

9.      GEOWORKS' INDEMNITIES

        Section 9 is hereby amended by replacing all references to the words "Licensed Technology" with the words," Licensed Technology except the Third Party Technology."

9.1      Indemnity

         Section 9.1 is hereby amended by replacing the words, beginning on line 13 of this Section 9.1, "(b) Geoworks is given control over the defense thereof and MELCO cooperates in the defense, at Geoworks' expense" with the following: "(b) Geoworks is given control over the defense thereof and MELCO cooperates in the defense, at Geoworks' expense, provided that, Geoworks shall (i) notify and consult with MELCO about the settlement of any such claim, demand, action or suit prior to a final judgement without the breach of any confidentiality obligations; (ii) make commercially reasonable efforts to minimize payments to third parties for such infringement,; and (iii) defend MELCO, it Affiliates, and substantially through MELCO or its Affiliates defend customers of MELCO and its Affiliates in accordance with the decision of such consultation."

10.     MELCO'S INDEMNITIES



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        Section 10 is hereby amended by replacing all references to the words
        "Licensed Technology" with the words, "Licensed Technology except the Third Party Technology."

11.     COMBINATION CLAIMS

        Section 11 is hereby amended by replacing all references to the words "Licensed Technology" with the words,"Licensed Technology except the Third Party Technology."

12.     WARRANTIES

        Section 12 is hereby amended by replacing all references to the words "Licensed Technology" (except the words used as the heading of Section 12.4) with the words, "Licensed Technology except the Third Party Technology."

12.1    Disclaimer of Express Warranties

        The first sentence of Section 12.1 is hereby amended by replacing the words "Except as expressly provided below in Section 12.4 (Licensed Technology Performance Warranty)" with the words, "Except as expressly provided under this Agreement."

13.1    Term

        Section 13.1 is hereby amended by deleting the words "for as long as any Project Exhibit is in effect" in the third line.

13.2    Termination for Breach

        The last sentence of this Section 13.2 is hereby amended by adding the following words to the end of this sentence, "unless otherwise provided herein."

13.4(b) Other Termination or Expiration

        The last part of the first sentence of Section 13.4(b) is hereby amended as follows: "subject to the continued obligation to pay royalties for Product Shipments of Other Products as set forth in the applicable Project Exhibit(s)".

14. CONFIDENTIAL INFORMATION



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        The fourth (4th) sentence of this Section 14, beginning on line 17 of the Agreement, is hereby amended as follows: "Both parties agree that all Confidential Information of the other Party shall be held in strict confidence, will not be disseminated or disclosed to any third party and will not be used by the Receiving Party for any purpose other than performing its rights under this Agreement without the express written consent of the Disclosing Party for ten (10) years from the date of disclosure, ### provided, however, that each Party may disclose necessary portions of the Confidential Information to independent contractors who agree in writing to be bound by confidentiality restrictions equivalent to those set forth in this Agreement and who agree in writing not to claim any ownership rights in the Confidential Information or in the Confidential Information included in a work product which may be derived from their access to such Confidential Information."

15. LIMITATION OF LIABILITY

        Paragraph (3) of Section 15 is hereby amended as follows: "In no event shall Geoworks' aggregate liability to defend and indemnify under
        Section 9 (Geoworks' Indemnities), exceed an amount equal to ###. In no event shall MELCO's aggregate liability to defend and indemnify under
        Section 10 (MELCO's Indemnities) exceed an amount equal to ###. In the case of a claim under Section 9 (Geoworks' Indemnities), Geoworks shall pay such aggregate liability as follows: One third shall be paid by Geoworks on or before the sixtieth (60th) business day following the date of final settlement or final decision. The balance shall be a credit in favor of MELCO, which MELCO may apply against non-recurring engineering expenses. The foregoing limitation of each Party's aggregate liability under Section 9 (Geoworks' Indemnities) or Section 10 (MELCO's Indemnities) shall not apply in the case of damages or liabilities attributable to a wilful infringement." The remaining paragraphs within this Section 15 shall remain unchanged.

16. GENERAL

16.1    Assignment

        Section 16.1 of the Agreement is hereby amended by adding the following language after the word "assets" on the 6th line: "or in the event a third party acquires all the rights and obligations to Geoworks' GEOS-SC operating system business and agrees in



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        writing, which writing shall be directed and provided to MELCO, to continue to meet the obligations under this Agreement. Geoworks shall remain liable for completion of the training set forth in Exhibit G in the event such assignment is effective prior to the completion of the training and such third party does not agree to complete such training. The assigning Party shall give notice to the other Party as soon as the assignment may be disclosed without breach of confidentiality obligations". The rest of this Section 16.1 shall remain unchanged.

16.9    Survival

        Section 16.9 of the Agreement is hereby amended by limiting the survival of Section 9 (GEOWORKS' INDEMNITIES) and Section 10 (MELCO'S INDEMNITIES) to the earlier of six (6) years from the first commercial Product Shipment of the V291/321 Product or eight (8) years from the Effective Date of this Amendment #1.

Exhibit A-1  THE MELCO V243 PRODUCT

        Section 2.1 of Exhibit A-1 (Non-Refundable Prepaid Royalties) is hereby amended by deleting the last sentence of this Section 2.1 in its entirety.

        Section 2.3 of Exhibit A-1 (Royalties) is hereby deleted in its entirety.

        Section 4 of Exhibit A-1 ("TERM OF AGREEMENT AS TO THE V243 PROJECT") is hereby amended by deleting the second sentence beginning with the words, "The Parties agree to meet . . ."

Exhibit B  ADDRESSES FOR NOTICES

        Geoworks' Electronic Mail is hereby amended by substituting "lars@geoworks.com" for "lee@geoworks.com" and "wendyn@geoworks.com" for "jordan@geoworks.com".

        Geoworks' Notice Recipient is hereby amended by substituting "Lars Stenstedt" for "Leland J. Llevano" and "Wendy D. Nemeroff, Geoworks General Counsel, 960 Atlantic Avenue, Alameda, California 94501" for "Jordan J. Breslow".

        Geoworks' Officer For Approvals is hereby amended by substituting "Lars Stenstedt" for "Leland J. Llevano".

Exhibit D  COOPERATIVE MARKETING is hereby deleted in its entirety.



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IN WITNESS WHEREOF, the Parties have executed this Amendment # 1 to the
Technology License Agreement in Alameda, California as of the Effective Date.

MITSUBISHI ELECTRIC                   GEOWORKS CORPORATION
CORPORATION

/s/Katsumi Nakai                      /s/ Lars Stenstedt
----------------------------          ----------------------------------
Katsumi Nakai                         Lars Stenstedt
Section Manager                       Vice President, Sales and Business
Section B                             Development



EXHIBITS TO BE ADDED TO THE AGREEMENT:

Exhibit E     IDENTIFICATION OF ###
Exhibit F     GEOWORKS' GUIDELINES FOR PRESERVING THE CONFIDENTIALITY OF ###
EXHIBIT G     TRAINING









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                                    EXHIBIT E

                              IDENTIFICATION OF ###














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                                    EXHIBIT F

                       GEOWORKS' GUIDELINES FOR PRESERVING
                           THE CONFIDENTIALITY OF ###
















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                                    EXHIBIT G

                                    TRAINING

TECHNOLOGY TRANSITION COST ESTIMATE
--------------------------------------------------------------------------------

Overview
This document details the cost estimate of the ###

Technology Transition Training Program

The training program consists of the following elements:

o   General Training Session to be held in Japan.
o   High Level Training Series to be held in Japan and the US.
o   Installation of  ###.

GENERAL TRAINING SESSION

  Phase 1

o  1 week preparation (x2 engineers = 2w)
o  1 week training session in Japan (x2 engineers = 2w)
o  2 flights
o  2 weeks co-location expense

  Phase 2

o  2 weeks preparation (x2 engineers = 4w)
o  3 week training session in Japan (x2 engineers = 6w)
o  2 flights
o  6 weeks co-location expense

HIGH LEVEL TRAINING SERIES

Phase 1
o  3 weeks preparation (x2 engineers = 6w)
o  12 weeks intensive training in the US(x4 engineers = 48w)

Phase 2

o  A series of alternating co-locations which include:
o  4 weeks preparation (x2 engineers = 8w)
o  13 weeks of training in the US (x2 engineers = 26w)
o  12 weeks training in Japan (x2 engineers = 24w)
o  8 flights
o  24 weeks co-location expense










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                                EXHIBIT G (CONT.)

                   SOURCE CODE INSTALLATION AND CONFIGURATION

This is the estimate to ###

1 week installation (x1 engineer = 1w)

o  3 weeks configuration support (x1 engineer = 3w)
o  4 weeks co-location expense

Total Estimated Costs
The total estimated costs from Geoworks are as follows:
Total Engineering time: ###
Total Flights: ###
Total co-location expense: ###
Grand Total (Geoworks only)  =  ###
Additional Costs to Melco
###













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